Exhibit 99.1

www.easylink.com NasdaqCM: ESIC 1 EasyLink Investor Presentation September 2008 NasdaqCM: ESIC Thomas J. Stallings, CEO Glen Shipley, CFO

www.easylink.com NasdaqCM: ESIC 2 Safe Harbor Statement This presentation contains forward-looking statements relating to the Company. These forward-looking statements relate to future events or our future financial performance and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements for a number of important factors. These factors include, among others, the successful development and introduction of new products and services, the successful integration of recent and future acquisitions, reliance on third party suppliers and ability to protect intellectual property. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While the Company may, from time to time, revise its outlook or issue guidance, it assumes no obligation to do so. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information regarding these and other factors may be found in the Company's SEC filings, including without limitation, the Company's Form 10-K filed on October 23, 2007 and Forms 10-Q filed on December 17, 2007, March 17, 2008 and June 16, 2008.

www.easylink.com NasdaqCM: ESIC 3 Company Overview

www.easylink.com NasdaqCM: ESIC 4 Diverse and Global Customer Base

www.easylink.com NasdaqCM: ESIC 5 Recent Deals

www.easylink.com NasdaqCM: ESIC 6 Financial Snapshot

www.easylink.com NasdaqCM: ESIC 7 Corporate Objective

www.easylink.com NasdaqCM: ESIC 8 Successful Acquisition Record

www.easylink.com NasdaqCM: ESIC 9 Acquisition Growth On August 20, 2007, Internet Commerce Corporation completed the $70.8M acquisition of EasyLink Services Corporation Name changed to EasyLink Services International Corporation Approximately 360 employees worldwide Corporate headquarters in Norcross, Georgia Principal Offices in Dubai, France, Germany, India, UK, and US Data Centers in GA, NJ, OH, and UK ICC EasyLink EDI Non-EDI message delivery modes, including e-mail, telex, and fax

www.easylink.com NasdaqCM: ESIC 10 Organic Growth - Fax Market Numbers are estimates based on 2005-2006 numbers from Davidson Consulting 2007 Fax Market Survey Global Enterprise Desktop Fax Market is Growing ESIC ranks in the top 3 in the Enterprise Desktop Fax market Key growth drivers: outsourcing of fax machines and servers and compliance and security

www.easylink.com NasdaqCM: ESIC 11 Organic Growth - EDI Market EDI Market Growth Growing at more than 16% per year Key growth drivers include: outsourcing of EDI function and international use of EDI Source: Market Trends: Multienterprise/B2B Infrastructure Market, Worldwide, 2008

www.easylink.com NasdaqCM: ESIC 12 What the Market is Saying...

www.easylink.com NasdaqCM: ESIC 13 Service Line Segments On Demand Messaging (Web- Based Fax Solutions): Production Messaging: Moderate market growth; Web service integration Desktop Fax Messaging: Fast growing enterprise segment; International expansion Competitors: j2 Global, Premier Global Supply Chain Messaging (EDI Solutions): Value Added Network (VAN): Single Digit Historical Growth EDI Managed Services: Outsourcing a growing segment Telex: Largest suppler in a declining market; Outsourcing and consolidation opportunities Competitors: GXS, Inovis, Sterling, SPS 47.5% 52.5%

www.easylink.com NasdaqCM: ESIC 14 Concentration of Revenue IDM, 17% Production & Broadcast Fax 17% Telex Services 13% VAN 31% Managed Services 9% VAN 31%

www.easylink.com NasdaqCM: ESIC 15 Revenue by Business Sector

www.easylink.com NasdaqCM: ESIC 16 Financial Overview Results of Operations for the Nine Months Ended April 30, 2008 Compared with the Nine Months Ended April 30, 2007

www.easylink.com NasdaqCM: ESIC 17 Financial Overview Condensed Consolidated Balance Sheets as of April 30, 2008 and July 31, 2007 (unaudited)

www.easylink.com NasdaqCM: ESIC 18 Structure of 8/07 Financing Issuer Amount Securities Term Conversion Price Interest Rate Principal Amortization Prepayment Penalty Warrants $70M York Capital Management, an $11 billion investment fund $35M Series A senior secured convertible notes (the "Series A") $35M Series B senior secured convertible notes (the "Series B") 4 Years $3.04 - (23.4M shares if fully converted) Series A: Prime + 75 bps Series B: Prime + 300 bps with downward adjustments Mandatory redemption feature after 18 months Series A: 25% prepayment penalty Series B: 12.5% prepayment penalty for up to $15M within the first year; 25% prepayment after one year Approximately 4.2 million warrants with a five year term and a strike price of $3.34

www.easylink.com NasdaqCM: ESIC 19 Experienced Management Team Thomas J. Stallings, CEO More than thirty-five years experience in sales, marketing, finance, and operations Has successfully led several private companies through strong growth and into profitability as well as through successful acquisitions by larger organizations Former president and COO of CoreHarbor; president and CEO of Cambar Software Inc.; and president and CEO of Analytika, Inc. Held management and executive positions at Oracle and IBM Glen Shipley, VP, CFO Over thirty years of financial and legal expertise in public accounting practices, corporate ethics, SEC regulations, mergers and acquisitions Former CFO of Melita International, Inc.; CFO and administrative officer of eshare communications.; CFO and secretary of Vanishing Point, Inc. CPA, member Washington state bar Kevin R. Maloney, SVP of Global Sales and Marketing More than thirty years of experience in technology sales and marketing in the Americas, Europe, the Middle East and Africa (EMEA), and Asia Pacific Former executive vice president of worldwide sales for Network General Corporation; vice president of worldwide sales for Check Point Software Technologies, Inc., Began career at IBM, with positions of increasing responsibility in sales and sales management

www.easylink.com NasdaqCM: ESIC 20 Investment Highlights Capitalizing on a Large and Fragmented Marketplace Leading Provider of Web-Based Fax and EDI Solutions Global Presence Offers a Competitive Advantage Large and Diverse Customers Base Includes a Majority of the Fortune 100 Recurring Revenue Model Strong Financial Backer in York Capital Management High Margins EasyLink Services International Corporation